                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 17, 2001
                Date of Report (Date of earliest event reported)


                               NOVO NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                            0-28579                          75-2233445
(State or other jurisdiction          (Commission File Number)     (IRS Employer Identification No.)
      of incorporation)


                          300 CRESCENT COURT, SUITE 800
                               DALLAS, TEXAS 75201
                    (Address of principal executive offices)

                                 (214) 777-4100
              (Registrant's telephone number, including area code)

                               NOVO NETWORKS, INC.

                             CURRENT REPORT FORM 8-K
                                      INDEX


                                                                        PAGE NO.
Item 2.   Acquisition or Disposition of Assets................................3

Item 7.   Financial Statements and Exhibits...................................3

Signatures....................................................................6

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

On April 2, 2001 Internet Global Services Inc. ("iGlobal"), a wholly-owned subsidiary of Novo Networks, Inc. (the "Company"), filed a voluntary petition for bankruptcy under Chapter 7 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas located in Ft. Worth. Subsequently, the case was transferred to Dallas. iGlobal's primary product offerings included internet based retail and wholesale services, all of which have been discontinued or abandoned by iGlobal. Novo Networks, Inc. and its other subsidiaries continue their operations.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(b)      Pro forma financial information.

       Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2000 Unaudited Pro Forma Consolidated Statements of Operations for the following periods:
              Six months ended December 31, 2000
              Fiscal Year ended June 30, 2000

       The following unaudited pro forma consolidated balance sheet and pro forma consolidated statements of operations of Novo Networks, Inc. have been prepared to illustrate the effect of the abandonment of its investment in iGlobal. The Company's unaudited pro forma consolidated balance sheet as of December 31, 2000, the most recent period for which a balance sheet has been presented, has been prepared assuming that the abandonment of iGlobal took place on December 31, 2000 and not on April 2, 2001, as reported. The unaudited pro forma results of operations for the six months ended December 31, 2000 and the twelve months ended June 30, 2000 give effect to the April 2, 2001 abandonment of iGlobal as if the abandonment had occurred at the beginning of the fiscal periods presented. Pro forma results of operations for prior fiscal years have not been presented due to iGlobal results of operations only being included in the Company's results of operations from March 10, 2000, the date iGlobal was acquired by the Company.

       The pro forma adjustments are directly attributable to the transaction referenced above.


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

                      NOVO NETWORKS, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET

                                                                                                                     Pro Forma
                                                                               December 31,      Pro Forma          December 31,
                                                                                   2000         Adjustments            2000
                                                                              -------------    -------------       -------------
                               ASSETS                                          (unaudited)                          (unaudited)

CURRENT ASSETS
     Cash and cash equivalents .............................................  $  30,015,644    $     (85,850)(a)   $  29,929,794
     Accounts receivable, less allowances for
     doubtful accounts ($1,159,317 - December; $725,434 - pro forma
       December) ..... .....................................................      7,381,463         (117,016)(a)       7,264,447
     Prepaid expenses and other receivables ................................      3,038,901          (73,696)(a)       2,965,205
     Deposits ..............................................................      1,324,503          (39,436)(a)       1,285,067
     VAT receivable ........................................................      1,303,709               --           1,303,709
                                                                              -------------    -------------       -------------
                                                                                 43,064,220         (315,998)         42,748,222
                                                                              -------------    -------------       -------------



LONG-TERM ASSETS
     Restricted cash .......................................................        554,655         (281,928)(a)         272,727
     Property and equipment, net ...........................................     35,347,491       (3,156,929)(a)      32,190,562
     Investments in affiliates .............................................     19,203,598               --          19,203,598
     Goodwill and other intangibles, net ...................................     98,380,784      (73,447,944)(b)      24,932,840
                                                                              -------------    -------------       -------------
                                                                                153,486,528      (76,886,801)         76,599,727
                                                                              -------------    -------------       -------------
                                                                              $ 196,550,748    $ (77,202,799)      $ 119,347,949
                                                                              =============    =============       =============

                        LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Capital leases, current portion .......................................  $   5,083,547       (2,124,311)(a)   $   2,959,236
     Accounts payable ......................................................      5,920,119       (1,229,820)(a)       4,690,299
     Accrued other .........................................................     11,398,191       (1,416,713)(a)       9,981,478
     Accrued interest payable ..............................................        128,774         (128,774)(a)              --
     Customer deposits and deferred revenues ...............................        821,692          (97,953)(a)         723,739
     Notes payable, current portion ........................................        251,531         (251,531)(a)              --
                                                                              -------------    -------------       -------------
                                                                                 23,603,854       (5,249,102)         18,354,752
                                                                              -------------    -------------       -------------

LONG-TERM LIABILITIES
     Notes payable, net of current portion .................................      4,012,958       (4,012,958)(a)              --
     Capital leases, net of current portion ................................      6,024,050          (27,725)(a)       5,996,325
                                                                              -------------    -------------       -------------
                                                                                 10,037,008       (4,040,683)          5,996,325
                                                                              -------------    -------------       -------------

COMMITMENTS AND CONTINGENCIES ..............................................             --               --                  --

STOCKHOLDERS' EQUITY
     Common stock, $0.00002 par value, authorized 200,000,000 shares,
          issued and outstanding, 52,439,043 and 51,989,745 shares .........          1,051               --               1,051
     Preferred stock, $0.00002 par value, $1,000 liquidation preference, authorized 25,000,000 shares, issued and outstanding, 27,070
          and 20,070 shares ................................................             --               --                  --
     Additional paid-in capital ............................................    257,727,510               --         257,727,510
     Accumulated deficit ...................................................    (93,162,162)     (68,861,006)(c)    (162,023,168)
     Deferred compensation .................................................       (708,521)              --            (708,521)
     Notes receivable from shareholders ....................................       (947,992)         947,992 (a)              --
                                                                              -------------    -------------       -------------
                                                                                162,909,886      (67,913,014)         94,996,872
                                                                              -------------    -------------       -------------
                                                                              $ 196,550,748    $ (77,202,799)      $ 119,347,949
                                                                              =============    =============       =============


See accompanying notes to pro forma consolidated financial statements.

                               NOVO NETWORKS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                                    Pro Forma
                                                             For the Six                           For the Six
                                                             Months Ended                          Months Ended
                                                             December 31,        Pro Forma         December 31,
                                                                 2000           Adjustments            2000
                                                             ------------       ------------       ------------
Revenues ..............................................      $ 39,190,681       $   (985,443)(d)  $  38,205,238
Direct costs ..........................................        38,034,125         (1,271,567)(d)     36,762,558
                                                             ------------       ------------      -------------
Gross profit ..........................................         1,156,556            286,124          1,442,680

Selling, general and administrative expenses ..........        15,004,010         (1,651,437)(d)     13,352,573
Reorganization and restructuring charge ...............         4,325,451         (1,855,166)(d)      2,470,285
Impairment loss on abandonment of iGlobal..............                --         82,039,548 (c)     82,039,548
Depreciation and amortization .........................        12,940,608         (9,462,563)(e)      3,478,045
                                                             ------------       ------------      -------------

Loss from operations, before
       other (income) expense .........................       (31,113,513)       (68,784,248)       (99,897,771)

Other (income) expense
       Interest income, net ...........................          (454,325)          (275,199)(d)       (729,524)
       Write off of unamortized debt discount .........                --                 --                 --
       Equity in loss of affiliate ....................         5,412,574                 --          5,412,574
       Foreign currency loss (gain) ...................            22,181                 --             22,181
       Other ..........................................            95,020            (19,989)(d)         75,031
                                                             ------------       ------------      -------------
                                                                5,075,450           (295,188)         4,780,062
                                                             ------------       ------------      -------------
Net loss ..............................................       (36,188,963)       (68,489,070)      (104,678,033)
                                                             ------------       ------------      -------------
Imputed preferred dividend ............................         2,299,750                 --          2,299,750
                                                             ------------       ------------      -------------
Net loss available
       to common shareholders .........................      $(38,488,713)      $(68,489,070)     $(106,977,783)
                                                             ============       ============      =============

Net loss per share - (basic and diluted) ..............      $      (0.74)                        $       (2.06)
                                                             ============                         =============
Weighted average number of shares
    outstanding - (basic and diluted) .................        52,055,335                            52,055,335
                                                             ============                         =============


                                                                                               Pro Forma
                                                          For the Year                        For the Year
                                                            Ended                                Ended
                                                           June 30,         Pro Forma            June 30,
                                                             2000           Adjustments           2000
                                                         ------------      ------------       ------------
Revenues ..............................................  $ 55,354,030      $   (476,547)(d)   $  54,877,483
Direct costs ..........................................    51,656,016          (620,540)(d)      51,035,476
                                                         ------------      ------------       -------------
Gross profit ..........................................     3,698,014           143,993           3,842,007

Selling, general and administrative expenses ..........    22,471,732          (870,632)(d)      21,601,100
Reorganization and restructuring charge ...............            --                --                  --
Impairment loss on abandonment of iGlobal..............            --        87,007,438 (c)      87,007,438
Depreciation and amortization .........................    10,007,859        (5,813,369)(e)       4,194,490
                                                         ------------      ------------       -------------

Loss from operations, before
       other (income) expense .........................   (28,781,577)      (80,179,444)       (108,961,021)

Other (income) expense
       Interest income, net ...........................      (920,161)         (108,057)(d)      (1,028,218)
       Write off of unamortized debt discount .........       917,615                --             917,615
       Equity in loss of affiliate ....................     5,236,183                --           5,236,183
       Foreign currency loss (gain) ...................      (168,431)               --            (168,431)
       Other ..........................................        29,057                --              29,057
                                                         ------------      ------------       -------------
                                                            5,094,263          (108,057)       4,986,206
                                                         ------------      ------------       -------------
Net loss ..............................................   (33,875,840)      (80,071,387)       (113,947,227)
                                                         ------------      ------------       -------------
Imputed preferred dividend ............................    10,407,954                --          10,407,954
                                                         ------------      ------------       -------------
Net loss available
       to common shareholders ......................... $(44,283,794)      $(80,071,387)      $(124,355,181)
                                                         ============      ============       =============

Net loss per share - (basic and diluted) ..............  $      (1.14)                        $      (3.21)
                                                         ============                         ============
Weighted average number of shares
    outstanding - (basic and diluted) .................    38,739,230                           38,739,230
                                                         ============                         ============


See accompanying notes to pro forma consolidated financial statements.

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

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


Pro forma adjustments for the unaudited pro forma consolidated balance sheet as of December 31, 2000 and the unaudited pro forma consolidated statements of operations for the six months ended December 31, 2000 and the fiscal year ended June 30, 2000 are as follows:

     (a) To reflect the elimination of the assets and liabilities of Internet Global Services, Inc. as of December 31, 2000.

     (b) To reflect the elimination of goodwill relating to the purchase of iGlobal and other iGlobal intangibles.

     (c)  To reflect the write-off of the Company's net investment in iGlobal.

     (d)  To reflect the elimination of iGlobal's results of operations.

     (e) To reflect the elimination of iGlobal's fixed asset depreciation and the amortization of goodwill relating to the acquisition of iGlobal.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



NOVO NETWORKS, INC.


Date:  April 17, 2001               By:  /s/ Daniel J. Wilson

                                    Daniel J. Wilson
                                    (Principal Financial and Accounting Officer)


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